UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21423
                                                    -----------

                       The Gabelli Dividend & Income Trust
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                -------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          -----------------

                      Date of fiscal year end: December 31
                                              -------------

                   Date of reporting period: December 31, 2004
                                            ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                                  [LOGO OMITTED]
                                                                     THE GABELLI
                                                                      DIVIDEND &
                                                                    INCOME TRUST

                       THE GABELLI DIVIDEND & INCOME TRUST

                                  Annual Report
                                December 31, 2004


TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.

COMPARATIVE RESULTS

------------------------------------------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2004 (a)
                                        ----------------------------------------------------

                                                                                                                  Since
                                                                                                                Inception
                                                                                  Quarter        1 Year        (11/28/03)
                                                                                  -------        ------        ----------

  GABELLI DIVIDEND & INCOME TRUST NAV RETURN (b) .........................        7.03%          11.38%          11.46%
  GABELLI DIVIDEND & INCOME TRUST INVESTMENT RETURN (c) ..................        0.03%          (4.15)%         (3.78)%

  S&P 500 Index ..........................................................        9.23%          10.87%          16.68%
  Dow Jones Industrial Average ...........................................        7.62%           5.40%          12.85%
  Nasdaq Composite Index .................................................       14.69%           8.59%          10.98%

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 INDEX AND THE NASDAQ COMPOSITE INDEX ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $19.06.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN BASED ON INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------

                                Sincerely yours,

                                /s/ Bruce N. Alpert

                                Bruce N. Alpert
                                President

February 24, 2005

                       THE GABELLI DIVIDEND & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total investments is provided in compliance with such requirement.

U.S. Government Obligations ........................    19.4%
Energy and Utilities: Integrated ...................    13.9%
Financial Services .................................    11.9%
Energy and Utilities: Oil ..........................     9.2%
Repurchase Agreements ..............................     8.7%
Telecommunications .................................     6.4%
Food and Beverage ..................................     3.9%
Energy and Utilities: Natural Gas ..................     3.5%
Diversified Industrial .............................     3.2%
Energy and Utilities: Electric .....................     2.4%
Health Care ........................................     2.0%
Entertainment ......................................     1.6%
Automotive: Parts and Accessories ..................     1.5%
Consumer Products ..................................     1.5%
Hotels and Gaming ..................................     1.4%
Machinery ..........................................     1.3%
Specialty Chemicals ................................     1.3%
Retail .............................................     1.2%
Cable and Satellite ................................     0.8%
Aerospace ..........................................     0.6%
Broadcasting .......................................     0.6%
Energy and Utilities ...............................     0.6%
Equipment and Supplies .............................     0.5%
Transportation .....................................     0.5%
Metals and Mining ..................................     0.4%
Business Services ..................................     0.2%
Communications Equipment ...........................     0.2%
Computer Software and Services .....................     0.2%
Energy and Utilities: Water ........................     0.2%
Publishing .........................................     0.2%
Real Estate ........................................     0.2%
Agriculture ........................................     0.1%
Aviation: Parts and Services .......................     0.1%
Closed-End Funds ...................................     0.1%
Environmental Services .............................     0.1%
Wireless Communications ............................     0.1%
Automotive .........................................     0.0%
Building and Construction ..........................     0.0%
Real Estate Investment Trusts ......................     0.0%
Electronics ........................................     0.0%
                                                       ------
                                                       100.0%
                                                       ======


THE GABELLI DIVIDEND &INCOMETRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.




PROXY VOTING: The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies and procedures are available without charge (i) upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

                       THE GABELLI DIVIDEND & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               COMMON STOCKS -- 67.3%
               AEROSPACE -- 0.5%

       10,000  Goodrich Corp. ............   $      281,823      $      326,400
      580,000  Titan Corp.+ ..............       11,627,550           9,396,000
                                             --------------      --------------
                                                 11,909,373           9,722,400
                                             --------------      --------------

               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.5%
      550,000  Dana Corp. ................       11,124,356           9,531,500
      450,000  Genuine Parts Co. .........       15,323,804          19,827,000
                                             --------------      --------------
                                                 26,448,160          29,358,500
                                             --------------      --------------

               BROADCASTING -- 0.0%
       12,000  Liberty Corp. .............          585,559             527,520
                                             --------------      --------------

               CABLE AND SATELLITE -- 0.8%
     10,000    Cablevision Systems Corp.,
                 Cl. A+ ..................          216,273             249,000
      105,000  DIRECTV Group Inc.+ .......        1,835,189           1,757,700
      300,000  EchoStar Communications
                 Corp., Cl. A ............        9,321,752           9,972,000
       55,000  Liberty Media International
                 Inc., Cl. A+ ............        1,974,904           2,542,650
      107,700  UnitedGlobalCom Inc., Cl. A+         936,076           1,040,382
                                             --------------      --------------
                                                 14,284,194          15,561,732
                                             --------------      --------------

               COMPUTER SOFTWARE AND SERVICES -- 0.2%
      150,000  Microsoft Corp. ...........        4,108,064           4,006,500
                                             --------------      --------------

               CONSUMER PRODUCTS -- 1.2%
       15,000  Altria Group Inc. .........          750,667             916,500
       30,500  Del Laboratories Inc.+ ....        1,031,526           1,059,875
       80,000  Eastman Kodak Co. .........        2,062,700           2,580,000
      135,000  Gallaher Group plc, ADR ...        6,687,853           8,195,850
        1,000  Kimberly-Clark Corp. ......           53,184              65,810
       70,000  Procter & Gamble Co. ......        3,642,739           3,855,600
      719,500  Swedish Match AB ..........        7,274,631           8,336,820
                                             --------------      --------------
                                                 21,503,300          25,010,455
                                             --------------      --------------

               DIVERSIFIED INDUSTRIAL-- 2.7%
      250,000  Bouygues SA ...............        8,490,143          11,553,622
        9,000  Brascan Corp., Cl. A ......          210,697             324,090
      120,000  Cooper Industries Ltd., Cl  A      7,415,396           8,146,800
      210,000  GATX Corp. ................        5,512,154           6,207,600
      350,000  General Electric Co. ......       11,076,517          12,775,000
      200,000  Honeywell International Inc.       6,549,070           7,082,000
      100,000  Sonoco Products Co. .......        2,400,642           2,965,000
        1,000  Textron Inc. ..............           51,500              73,800
    1,051,000  Tomkins plc ...............        5,080,148           5,130,297
       30,000  Tomkins plc, ADR ..........          591,119             593,700
                                             --------------      --------------
                                                 47,377,386          54,851,909
                                             --------------      --------------

               ELECTRONICS -- 0.0%
       25,000  DuPont Photomasks Inc.+ ...          659,884             660,250
                                             --------------      --------------

               ENERGY AND UTILITIES: ELECTRIC -- 2.4%
      300,000  American Electric
                 Power Co. Inc. ..........        8,872,293          10,302,000
       20,000  Cleco Corp. ...............          349,431             405,200
      375,000  DPL Inc. ..................        7,218,614           9,416,250
       17,500  DTE Energy Co. ............          667,957             754,775
      280,000  Duquesne Light Holdings Inc.       5,007,032           5,278,000
      105,000  Electric Power Development
                 Co., Ltd.+ ..............        2,915,016           2,940,861
      610,000  Great Plains Energy Inc. ..       18,714,180          18,470,800
                                             --------------      --------------
                                                 43,744,523          47,567,886
                                             --------------      --------------


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               ENERGY AND UTILITIES: INTEGRATED -- 13.9%
       30,000  Allegheny Energy Inc.+ ....   $      438,040      $      591,300
      120,000  ALLETE Inc. ...............        3,983,448           4,410,000
       10,000  Alliant Energy Corp. ......          250,267             286,000
      410,000  Ameren Corp. ..............       18,428,778          20,557,400
       25,000  Avista Corp. ..............          433,003             441,750
       10,300  Black Hills Corp. .........          314,373             316,004
       60,000  Burlington Resources Inc. .        2,374,465           2,610,000
       22,800  Central Vermont Public
                 Service Corp. ...........          446,712             530,328
       32,100  CH Energy Group Inc. ......        1,481,792           1,542,405
       72,000  Chubu Electric Power Co. Inc.      1,595,014           1,728,506
       81,000  Chugoku Electric
                 Power Co. Inc. ..........        1,433,859           1,509,017
      320,000  Cinergy Corp. .............       12,099,334          13,321,600
      170,000  CONSOL Energy Inc. ........        3,912,925           6,978,500
      200,000  Consolidated Edison Inc. ..        8,201,972           8,750,000
        2,000  Dominion Resources Inc. ...          126,277             135,480
      259,000  Duke Energy Corp. .........        4,917,968           6,560,470
      150,000  El Paso Corp. .............        1,485,360           1,560,000
        2,800  Empire District Electric Co.          57,082              63,504
      300,000  Enel SpA ..................        2,324,318           2,948,213
       47,000  Enel SpA, ADR .............        1,839,336           2,323,680
      145,100  Energy East Corp. .........        3,292,295           3,871,268
      220,000  FirstEnergy Corp. .........        7,886,725           8,692,200
       78,000  FPL Group Inc. ............        4,949,739           5,830,500
      130,000  Hawaiian Electric
                 Industries Inc. .........        3,045,840           3,789,500
      250,000  Hera SpA ..................          552,073             720,402
       81,000  Hokkaido Electric Power
                 Co. Inc. ................        1,486,342           1,592,808
       81,000  Hokuriku Electric Power Co.        1,392,636           1,472,655
       81,000  Kansai Electric Power Co. Inc.     1,515,634           1,644,189
       81,000  Kyushu Electric Power Co. Inc.     1,558,572           1,636,284
       25,000  Maine & Maritimes Corp. ...          746,488             658,750
        1,500  MGE Energy Inc. ...........           51,074              54,045
       40,000  National Grid Transco plc, ADR     1,588,564           1,919,600
      260,000  NiSource Inc. .............        5,433,717           5,922,800
      300,000  NSTAR .....................       14,242,809          16,284,000
      500,000  OGE Energy Corp. ..........       12,037,779          13,255,000
      200,000  Ormat Technologies Inc.+ ..        3,000,000           3,256,000
      600,000  Pepco Holdings Inc. .......       11,391,942          12,792,000
      220,000  Pinnacle West Capital Corp.        8,566,123           9,770,200
      320,000  Progress Energy Inc. ......       14,384,854          14,476,800
      260,000  Public Service Enterprise
                 Group Inc. ..............       11,095,739          13,460,200
      200,000  Scottish Power plc, ADR ...        5,792,267           6,232,000
       81,000  Shikoku Electric Power Co. Inc     1,476,075           1,580,951
      500,000  Southern Co. ..............       14,779,216          16,760,000
        2,000  TECO Energy Inc. ..........           27,648              30,680
       81,000  Tohoku Electric Power Co. Inc.     1,385,001           1,454,474
       72,000  Tokyo Electric Power Co. Inc.      1,670,999           1,767,151
        1,000  TXU Corp. .................           28,289              64,560
      550,000  Unisource Energy Corp. ....       13,530,220          13,260,500
       51,000  Vectren Corp. .............        1,238,895           1,366,800
      404,400  Westar Energy Inc. ........        7,798,266           9,248,628
       80,000  Wisconsin Energy Corp. ....        2,506,082           2,696,800
      150,000  WPS Resources Corp. .......        6,859,066           7,494,000
      974,400  Xcel Energy Inc. ..........       16,710,898          17,734,080
                                             --------------      --------------
                                                248,166,190         277,953,982
                                             --------------      --------------

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: NATURAL GAS -- 3.5%
        8,500  AGL Resources Inc. ........   $      231,031      $      282,540
       90,000  Atmos Energy Corp. ........        2,217,924           2,461,500
       14,800  Delta Natural Gas Co. Inc.           374,076             402,841
        3,000  Energen Corp. .............          124,550             176,850
      390,000  KeySpan Corp. .............       14,109,990          15,385,500
       22,000  Kinder Morgan Energy
                 Partners LP .............          910,803             975,260
       50,000  Laclede Group Inc. ........        1,380,807           1,557,500
      300,000  National Fuel Gas Co. .....        7,226,378           8,502,000
      215,000  Nicor Inc. ................        7,320,919           7,942,100
      223,500  ONEOK Inc. ................        4,764,330           6,351,870
      250,000  Peoples Energy Corp. ......       10,457,701          10,987,500
      300,000  SEMCO Energy Inc. .........        1,686,087           1,602,000
      211,300  Sempra Energy .............        6,081,369           7,750,484
       12,000  South Jersey Industries Inc.         497,736             630,720
       20,000  Southern Union Co.+ .......          457,198             479,600
      151,000  Southwest Gas Corp. .......        3,572,715           3,835,400
                                             --------------      --------------
                                                 61,413,614          69,323,665
                                             --------------      --------------

               ENERGY AND UTILITIES: OIL-- 9.2%
        1,000  Amerada Hess Corp. ........           65,905              82,380
        6,000  Anadarko Petroleum Corp. ..          325,515             388,860
       30,000  Apache Corp. ..............        1,255,706           1,517,100
       20,000  Baker Hughes Inc. .........          759,763             853,400
      150,000  BP plc, ADR ...............        6,894,243           8,760,000
        5,000  Chesapeake Energy Corp. ...           65,488              82,500
      300,000  ChevronTexaco Corp. .......       14,711,216          15,753,000
        1,000  Cimarex Energy Co.+ .......           28,300              37,900
      210,000  ConocoPhillips ............       15,095,391          18,234,300
        2,000  Cooper Cameron Corp.+ .....          102,000             107,620
       30,000  Devon Energy Corp. ........        1,068,956           1,167,600
      300,000  Diamond Offshore
                 Drilling Inc. ...........        6,478,892          12,015,000
       75,000  Eni SpA, ADR ..............        6,854,713           9,438,000
      190,000  Exxon Mobil Corp. .........        8,628,951           9,739,400
      200,000  Halliburton Co. ...........        5,839,449           7,848,000
       71,100  Kaneb Services LLC ........        3,060,684           3,070,809
      120,000  Kerr-McGee Corp. ..........        5,806,427           6,934,800
      283,000  Marathon Oil Corp. ........        8,736,356          10,643,630
       90,000  Murphy Oil Corp. ..........        6,863,680           7,240,500
        1,000  Nabors Industries Ltd.+ ...           50,200              51,290
      190,000  Occidental Petroleum Corp.         9,068,488          11,088,400
      100,000  Patina Oil & Gas Corp. ....        3,668,370           3,750,000
      280,000  Repsol YPF SA, ADR ........        5,858,941           7,308,000
      200,000  Royal Dutch Petroleum Co. .        9,567,840          11,476,000
       40,000  Schlumberger Ltd. .........        2,128,651           2,678,000
      960,000  Statoil ASA, ADR ..........       10,729,300          15,244,800
      100,000  Sunoco Inc. ...............        8,156,500           8,171,000
      100,000  Total SA, ADR .............        8,864,810          10,984,000
       20,000  Yukos ADR+ ................          286,000              52,000
                                             --------------      --------------
                                                151,020,735         184,718,289
                                             --------------      --------------

               ENERGY AND UTILITIES: WATER -- 0.2%
        3,000  American States Water Co. .           69,243              78,000
       38,000  Aqua America Inc. .........          812,206             934,420
        3,000  Artesian Resources Corp.,
                 Cl. A ...................           81,485              84,360
        2,000  California Water
                 Service Group ...........           57,970              75,300
        4,000  Connecticut Water Service Inc.       102,758             105,960
        5,000  Middlesex Water Co. .......           91,653              94,700
        7,600  Pennichuck Corp. ..........          194,693             198,360
       41,000  SJW Corp. .................        1,366,226           1,492,400


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

       10,500  Southwest Water Co. .......   $      125,580      $      141,225
       22,000  United Utilities plc, ADR .          429,085             540,320
        5,000  York Water Co. ............           93,633              97,050
                                             --------------      --------------
                                                  3,424,532           3,842,095
                                             --------------      --------------

               ENTERTAINMENT -- 1.3%
        2,000  Grupo Televisa SA, ADR ....           79,516             121,000
      500,000  The Walt Disney Co. .......       11,529,759          13,900,000
      500,000  Time Warner Inc.+ .........        8,553,485           9,720,000
       70,000  Vivendi Universal SA, ADR+         2,089,572           2,244,900
                                             --------------      --------------
                                                 22,252,332          25,985,900
                                             --------------      --------------

               ENVIRONMENTAL SERVICES-- 0.1%
       50,000  Ionics Inc.+ ..............        2,170,168           2,167,000
       10,000  Veolia Environnement ......          266,211             361,968
                                             --------------      --------------
                                                  2,436,379           2,528,968
                                             --------------      --------------

               EQUIPMENT AND SUPPLIES -- 0.5%
      115,000  CIRCOR International Inc. .        2,094,187           2,663,400
       15,000  Lufkin Industries Inc. ....          474,063             598,620
       77,500  Mueller Industries Inc. ...        3,444,806           2,495,500
      132,000  RPC Inc. ..................        1,966,659           3,315,840
        5,000  Weatherford International
                 Ltd.+ ...................          207,060             256,500
                                             --------------      --------------
                                                  8,186,775           9,329,860
                                             --------------      --------------

               FINANCIAL SERVICES -- 11.4%
      365,000  Alliance Capital Management
                 Holding LP ..............       12,259,858          15,330,000
      340,000  American Express Co. ......       17,226,202          19,165,800
      200,000  American International
                 Group Inc. ..............       12,676,506          13,134,000
      100,000  AmSouth Bancorporation ....        2,445,120           2,590,000
      510,000  Bank of America Corp. .....       20,565,031          23,964,900
      361,400  Bank of New York Co. Inc. .       11,720,504          12,077,988
      400,000  Citigroup Inc. ............       19,465,042          19,272,000
       25,000  Deutsche Bank AG, ADR .....        2,065,488           2,225,250
       90,000  Fidelity National Financial
                 Inc. ....................        4,054,017           4,110,300
       53,900  First Horizon National Corp.       2,309,282           2,323,629
      100,000  First National Bankshares
                 of Florida Inc. .........        2,387,180           2,390,000
       15,000  Flushing Financial Corp. ..          304,562             300,900
       17,000  Hartford Financial Services
                 Group Inc. ..............        1,031,960           1,178,270
      510,000  JPMorgan Chase & Co. ......       18,568,142          19,895,100
      190,000  KeyCorp ...................        5,412,741           6,441,000
       60,000  Marsh & McLennan
                 Companies Inc. ..........        1,692,798           1,974,000
       82,000  Morgan Stanley ............        4,202,524           4,552,640
      135,000  New York Community
                 Bancorp Inc. ............        2,686,693           2,776,950
       30,000  North Fork Bancorporation Inc.       729,176             865,500
      238,500  PNC Financial Services Group      12,797,327          13,699,440
       47,500  Popular Inc. ..............        1,110,954           1,369,425
        1,000  Progressive Corp. .........           89,520              84,840
       50,391  Riggs National Corp. ......        1,137,458           1,071,313
      120,000  Sovereign Bancorp Inc. ....        2,668,642           2,706,000
      267,000  St. Paul Travelers
                 Companies Inc. ..........       10,060,829           9,897,690
       12,000  Sterling Bancorp ..........          275,190             339,000
       50,000  T. Rowe Price Group Inc. ..        2,455,119           3,110,000
        5,000  Unitrin Inc. ..............          187,486             227,250
        8,800  Valley National Bancorp ...          241,864             243,320
      245,000  Wachovia Corp. ............       11,347,420          12,887,000
      242,000  Waddell & Reed Financial
                 Inc., Cl. A .............        5,678,316           5,781,380

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      105,000  Washington Mutual Inc. ....   $    4,163,485      $    4,439,400
       93,400  Waypoint Financial Corp. ..        2,482,979           2,647,890
        3,500  Webster Financial Corp. ...          155,536             177,240
      130,000  Wells Fargo & Co. .........        7,427,111           8,079,500
      100,000  Wilmington Trust Corp. ....        3,578,188           3,615,000
       53,000  Zions Bancorporation ......        3,231,895           3,605,590
                                             --------------      --------------
                                                210,892,145         228,549,505
                                             --------------      --------------

               FOOD AND BEVERAGE -- 3.9%
      500,000  Archer-Daniels-Midland Co.         8,215,368          11,155,000
        1,000  Campbell Soup Co. .........           28,030              29,890
      135,000  Coca-Cola Co. .............        6,091,712           5,620,050
      200,000  ConAgra Foods Inc. ........        5,403,166           5,890,000
      450,000  Dreyer's Grand Ice Cream
                 Holdings Inc., Cl. A ....       34,980,593          36,193,500
      125,000  General Mills Inc. ........        5,592,578           6,213,750
       80,000  Heinz (H.J.) Co. ..........        2,950,151           3,119,200
        1,000  Kellogg Co. ...............           35,550              44,660
      120,000  Molson Inc., Cl. A ........        3,348,823           3,553,478
      280,000  Sara Lee Corp. ............        6,240,819           6,759,200
        1,000  Wrigley (Wm.) Jr. Co. .....           55,998              69,190
                                             --------------      --------------
                                                 72,942,788          78,647,918
                                             --------------      --------------

               HEALTH CARE -- 1.8%
      125,000  Bristol-Myers Squibb Co. ..        3,071,433           3,202,500
      137,100  Eli Lilly & Co. ...........        8,549,765           7,780,425
       10,000  Guidant Corp. .............          722,500             721,000
      250,000  Merck & Co. Inc. ..........        9,752,201           8,035,000
       50,000  Owens & Minor Inc. ........        1,240,047           1,408,500
      520,000  Pfizer Inc. ...............       16,314,547          13,982,800
       20,000  Sola International Inc.+ ..          551,600             550,800
                                             --------------      --------------
                                                 40,202,093          35,681,025
                                             --------------      --------------

               HOTELS AND GAMING -- 1.4%
    2,000,000  Hilton Group plc ..........        9,246,478          10,924,237
      300,000  Hilton Hotels Corp. .......        5,099,882           6,822,000
      150,000  Mandalay Resort Group .....       10,282,085          10,564,500
                                             --------------      --------------
                                                 24,628,445          28,310,737
                                             --------------      --------------
               MACHINERY -- 1.3%
      350,000  CNH Global NV .............        6,922,214           6,779,500
      260,000  Deere & Co. ...............       17,633,732          19,344,000
                                             --------------      --------------
                                                 24,555,946          26,123,500
                                             --------------      --------------

               METALS AND MINING -- 0.3%
       10,000  Arch Coal Inc. ............          314,774             355,400
        3,000  Fording Canadian Coal Trust          112,385             231,450
      120,000  Freeport-McMoRan Copper
                 & Gold Inc., Cl. B ......        4,389,476           4,587,600
       10,000  Massey Energy Co. .........          235,475             349,500
        6,000  Peabody Energy Corp. ......          291,734             485,460
        3,000  Westmoreland Coal Co.+ ....           52,605              91,380
                                             --------------      --------------
                                                  5,396,449           6,100,790
                                             --------------      --------------

               PUBLISHING -- 0.2%
        5,100  Pulitzer Inc. .............          326,904             330,735
      200,000  Reader's Digest Association
                 Inc. ....................        2,978,081           2,782,000
                                             --------------      --------------
                                                  3,304,985           3,112,735
                                             --------------      --------------

               REAL ESTATE -- 0.2%
       53,500  LNR Property Corp. ........        3,342,930           3,365,685
                                             --------------      --------------

               RETAIL -- 1.2%
      420,000  Albertson's Inc. ..........        9,855,124          10,029,600
      151,500  Ingles Markets Inc., Cl. A         1,688,145           1,877,085
      600,000  Safeway Inc.+ .............       12,997,052          11,844,000
                                             --------------      --------------
                                                 24,540,321          23,750,685
                                             --------------      --------------


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               SPECIALTY CHEMICALS -- 1.3%
       65,000  Ashland Inc. ..............   $    2,781,776      $    3,794,700
        1,000  Celanese AG ...............           53,931              61,302
      185,000  Dow Chemical Co. ..........        7,402,232           9,159,350
      185,000  E.I. du Pont de
                 Nemours and Co. .........        8,133,855           9,074,250
       65,000  Ferro Corp. ...............        1,247,019           1,507,350
       80,000  Olin Corp. ................        1,418,908           1,761,600
                                             --------------      --------------
                                                 21,037,721          25,358,552
                                             --------------      --------------

               TELECOMMUNICATIONS -- 5.9%
      440,000  AT&T Corp. ................        8,188,152           8,386,400
      680,000  BCE Inc. ..................       14,877,515          16,408,400
      200,000  BellSouth Corp. ...........        5,333,936           5,558,000
       74,000  BT Group plc, ADR .........        2,312,412           2,925,220
      100,000  CenturyTel Inc. ...........        2,916,859           3,547,000
      160,000  Citizens Communications Co.        2,243,824           2,206,400
       50,000  Compania de
                 Telecomunicaciones de
                 Chile SA, ADR ...........          607,686             562,000
       91,000  Deutsche Telekom AG, ADR+ .        1,607,118           2,063,880
       55,000  France Telecom SA, ADR ....        1,338,443           1,819,400
      240,000  Hellenic Telecommunications
                 Organization SA, ADR ....        1,884,444           2,112,000
       40,000  Manitoba Telecom
                 Services Inc. ...........        1,343,953           1,635,855
       30,000  MCI Inc. ..................          501,308             604,800
      225,000  Qwest Communications
                 International Inc.+ .....          775,852             999,000
      175,000  Rogers Communications Inc.,
                 Cl. B ...................        3,808,349           4,576,250
      320,000  SBC Communications Inc. ...        7,933,700           8,246,400
      840,000  Sprint Corp. ..............       15,078,015          20,874,000
      346,800  TDC A/S, ADR ..............        6,049,542           7,379,904
       12,000  Telecom Corp. of New
                 Zealand Ltd., ADR .......          322,396             425,520
       42,000  Telecom Italia SpA, ADR ...        1,285,636           1,716,540
       25,000  Telefonica SA, ADR ........        1,126,654           1,412,500
      160,000  Telefonos de Mexico SA de
                 CV, Cl. L, ADR ..........        5,322,070           6,131,200
      160,000  Telstra Corp. Ltd., ADR ...        2,939,066           3,062,400
      150,000  TELUS Corp., Non-Voting ...        2,744,342           4,349,205
      300,000  Verizon Communications Inc.       10,168,118          12,153,000
                                             --------------      --------------
                                                100,709,390         119,155,274
                                             --------------      --------------

               TRANSPORTATION -- 0.3%
        8,000  Frontline Ltd. ............          206,472             354,880
        4,466  Ship Finance International Ltd.       78,726              91,642
      100,000  Stelmar Shipping Ltd. .....        4,780,417           4,771,000
       40,000  Teekay Shipping Corp. .....        1,038,528           1,684,400
                                             --------------      --------------
                                                  6,104,143           6,901,922
                                             --------------      --------------

               WIRELESS COMMUNICATIONS -- 0.1%
        6,582  Crown Castle
                 International Corp.+ ....          102,153             109,525
       15,000  mm02 plc, ADR+ ............          328,522             353,550
       48,500  United States Cellular Corp.+      2,212,700           2,170,860
        4,000  Vimpel-Communications, ADR+          116,900             144,560
                                             --------------      --------------
                                                  2,760,275           2,778,495
                                             --------------      --------------

               TOTAL COMMON
                 STOCKS ..................    1,207,938,631       1,348,786,734
                                             --------------      --------------

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               PREFERRED STOCKS -- 0.1%
               CLOSED-END FUNDS -- 0.1%
       75,000  General American Investors
                 Co. Inc.,
                 5.950% Cumulative Pfd.,
                 Ser. B ..................   $    1,860,400      $    1,872,750
                                             --------------      --------------

               CONVERTIBLE PREFERRED STOCKS -- 3.5%
               AEROSPACE -- 0.0%
        8,315  Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B .          997,555           1,097,663
                                             --------------      --------------

               AUTOMOTIVE -- 0.0%
       20,000  General Motors Corp.,
                 4.500% Cv. Pfd., Ser. A .          518,910             501,800
                                             --------------      --------------

               AVIATION: PARTS AND SERVICES -- 0.1%
       12,200  Sequa Corp.,
                 $5.00 Cv. Pfd. ..........        1,141,435           1,189,500
                                             --------------      --------------

               BROADCASTING -- 0.6%
       17,460  Emmis Communications Corp.,
                 6.250% Cv. Pfd., Ser. A .          828,081             804,033
      265,000  Sinclair Broadcast Group
                 Inc.,
                 6.000% Cv. Pfd., Ser. D .       12,368,975          11,524,850
                                             --------------      --------------
                                                 13,197,056          12,328,883
                                             --------------      --------------

               BUILDING AND CONSTRUCTION -- 0.0%
          200  Fleetwood Capital Trust,
               6.000% Cv. Pfd.+ ..........            6,210               9,100
                                             --------------      --------------

               BUSINESS SERVICES -- 0.0%
       18,000  Allied Waste Industries Inc.,
                 6.250% Cv. Pfd. .........        1,079,078             948,780
                                             --------------      --------------

               CABLE AND SATELLITE -- 0.0%
       10,000  Rainbow Equity Securities
               Trust II,
                 6.250% Cv. Pfd. .........          243,462             250,100
                                             --------------      --------------

               CONSUMER PRODUCTS -- 0.3%
      138,900  Newell Financial Trust,
                 5.250% Cv. Pfd. .........        6,516,450           6,545,662
                                             --------------      --------------

               DIVERSIFIED INDUSTRIAL -- 0.5%
      179,400  Owens-Illinois Inc.,
                 4.750% Cv. Pfd. .........        5,956,159           7,265,700
       80,502  Smurfit-Stone Container Corp.,
                 7.000% Cv. Pfd., Ser. A .        2,008,346           2,052,801
        1,000  US Steel Corp.,
                 7.000% Cv. Pfd., Ser. B .           88,510             166,850
                                             --------------      --------------
                                                  8,053,015           9,485,351
                                             --------------      --------------

               ENERGY AND UTILITIES -- 0.6%
        9,750  Arch Coal Inc.,
                 5.000% Cv. Pfd. .........          733,750             887,250
               Chesapeake Energy Corp.,
       20,000    5.000% Cv. Pfd. .........        2,193,750           2,447,000
        2,700    6.000% Cv. Pfd. .........          194,400             242,325
       20,000  CMS Energy Corp.,
                 4.500% Cv. Pfd. .........        1,069,062           1,272,500
      130,000  El Paso Corp.,
                 4.750% Cv. Pfd. .........        4,680,219           4,771,000
       42,615  Hanover Compressor,
                 7.250% Cv. Pfd. .........        2,134,125           2,226,634
                                             --------------      --------------
                                                 11,005,306          11,846,709
                                             --------------      --------------


                                                                     MARKET
    SHARES                                        COST               VALUE
 ------------                                -------------       --------------

               ENTERTAINMENT -- 0.2%
      168,000  Six Flags Inc.,
                 7.250% Cv. Pfd. .........   $    3,904,309      $    3,717,840
                                             --------------      --------------

               FINANCIAL SERVICES -- 0.5%
        3,920  Doral Financial Corp.,
                 4.750% Cv. Pfd. (a) .....        1,029,000           1,307,320
      215,000  National Australia Bank Ltd.,
                 7.875% Cv. Pfd. .........        8,179,115           8,157,100
        5,100  United Fire & Casualty Co.,
                 6.375% Cv. Pfd., Ser. A .          152,000             215,322
                                             --------------      --------------
                                                  9,360,115           9,679,742
                                             --------------      --------------
               HEALTH CARE -- 0.2%
       57,436  McKesson Financing Trust,
                 5.000% Cv. Pfd. .........        2,888,529           2,900,518
       10,000  Omnicare Inc.,
                 4.000% Cv. Pfd. .........          605,400             551,600
                                             --------------      --------------
                                                  3,493,929           3,452,118
                                             --------------      --------------

               METALS AND MINING -- 0.1%
        6,000  Phelps Dodge Corp.,
                 6.750% Cv. Pfd. .........        1,002,916           1,241,160
                                             --------------      --------------

               REAL ESTATE INVESTMENT TRUST -- 0.0%
        2,100  Equity Office Properties
                 Trust,
                 5.250% Cv. Pfd., Ser. B .          104,120             107,856
                                             --------------      --------------

               TELECOMMUNICATIONS -- 0.4%
       39,500  Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B ...        1,682,413           1,609,625
      121,000  Crown Castle International
                 Corp.,
                 6.250% Cv. Pfd. .........        5,568,000           5,929,000
                                             --------------      --------------
                                                  7,250,413           7,538,625
                                             --------------      --------------

               TRANSPORTATION -- 0.0%
        1,500  GATX Corp.,
               $2.50 Cv. Pfd. ............          199,475             225,000
          982  Kansas City Southern,
               4.250% Cv. Pfd. ...........          551,884             645,911
                                             --------------      --------------
                                                    751,359             870,911
                                             --------------      --------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ........      68,625,638           70,811,800
                                             --------------      --------------

   PRINCIPAL
    AMOUNT
  -----------

               CONVERTIBLE CORPORATE BONDS -- 1.0%
               AEROSPACE -- 0.1%
  $ 1,000,000  GenCorp Inc., Sub. Deb. Cv.,
                 5.750%, 04/15/07 ........          989,174           1,098,750
                                             --------------      --------------
               AGRICULTURE-- 0.1%
      750,000  Bunge Ltd. Financial Corp.,
                 Cv.,
                 3.750%, 11/15/22 ........          793,722           1,352,812
                                             --------------      --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
      500,000  Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ........          476,286             488,750
                                             --------------      --------------
               BUSINESS SERVICES-- 0.2%
               Trans-Lux Corp., Sub. Deb.
                 Cv.,
      950,000    8.250%, 03/01/2012 ......          946,185             964,250
    2,000,000    7.500%, 12/01/2006 ......        2,007,191           2,030,000
                                             --------------      --------------
                                                  2,953,376           2,994,250
                                             --------------      --------------

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004


  PRINCIPAL                                                          MARKET
   AMOUNT                                        COST                VALUE
 ------------                                --------------      --------------

               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               COMMUNICATIONS EQUIPMENT -- 0.2%
 $  2,000,000  Agere Systems Inc., Sub.
                 Deb. Cv.,
                 6.500%, 12/15/09 ........   $    2,082,572      $    2,125,000
    2,000,000  TriQuint Semiconductor Inc.,
                 Sub. Deb. Cv.,
                 4.000%, 03/01/07 ........        1,936,699           1,945,000
                                             --------------      --------------
                                                  4,019,271           4,070,000
                                             --------------      --------------

               ENTERTAINMENT -- 0.1%
    1,000,000  The Walt Disney Co., Cv.,
                 2.125%, 04/15/23 ........        1,029,146           1,117,500
                                             --------------      --------------

               EQUIPMENT AND SUPPLIES -- 0.0%
      700,000  Robbins & Myers Inc.,
                 Sub. Deb. Cv.,
                 8.000%, 01/31/08 ........          709,317             745,500
                                             --------------      --------------

               FINANCIAL SERVICES-- 0.0%
      250,000  AON Corp., Deb. Cv.,
                 3.500%, 11/15/12 ........          287,699             309,688
                                             --------------      --------------

               FOOD AND BEVERAGE -- 0.0%
    1,550,000  Parmalat Soparfi SA,
                 Sub. Deb. Cv.,
                 6.125%, 05/23/32+ (b) ...          981,615             802,353
                                             --------------      --------------
               HEALTH CARE-- 0.0%
      300,000  Quest Diagnostics Inc.,
                 Deb. Cv.,
                 1.750%, 11/30/21 ........          300,000             328,875
                                             --------------      --------------

               REAL ESTATE -- 0.0%
    1,000,000  Palm Harbor Homes Inc., Cv.,
                 3.250%, 05/15/24 (a) ....          971,543             908,750
                                             --------------      --------------
               TELECOMMUNICATIONS -- 0.1%
    2,000,000  Nortel Networks Corp., Cv.,
                 4.250%, 09/01/08 ........        1,932,233           1,955,000
                                             --------------      --------------

               TRANSPORTATION -- 0.2%
    2,700,000  GATX Corp., Cv.,
                 7.500%, 02/01/07 ........        3,034,084           3,165,750
                                             --------------      --------------

               TOTAL CONVERTIBLE
                 CORPORATE BONDS .........       18,477,466          19,337,978
                                             --------------      --------------

               CORPORATE BONDS -- 0.0%
               DIVERSIFIED INDUSTRIAL -- 0.0%
    1,000,000  WHX Corp.,
                 10.500%, 04/15/05 .......          977,085             955,000
                                             --------------      --------------

               U.S. GOVERNMENT OBLIGATIONS -- 19.4%
  389,590,000  U.S. Treasury Bills,
                 1.727% to 2.202%++,
                 01/13/05 to 03/17/05 (e)       388,726,514         388,743,822
                                             --------------      --------------


  PRINCIPAL                                                          MARKET
   AMOUNT                                        COST                VALUE
 ------------                                --------------      --------------

               SHORT-TERM OBLIGATIONS -- 8.7%
               REPURCHASE AGREEMENTS -- 8.7%
 $100,000,000  ABN Amro, 1.450%, dated
                 12/31/04, due 01/03/05,
                 proceeds at maturity,
                 $100,012,083 (c) ........   $  100,000,000      $  100,000,000
   75,000,000  Barclays Capital, 1.300%,
                 dated 12/31/04, due
                 01/03/05, proceeds at
                 maturity, $75,008,125 (d)       75,000,000          75,000,000
                                             --------------      --------------
               TOTAL SHORT-TERM
                 OBLIGATIONS .............      175,000,000         175,000,000
                                             --------------      --------------

TOTAL INVESTMENTS -- 100.0% ..............   $1,861,605,734       2,005,508,084
                                             ==============

OTHER ASSETS IN EXCESS OF LIABILITIES .....................           1,195,260
                                                                 --------------

PREFERRED STOCK
  (3,208,800 preferred shares outstanding) ................        (300,000,000)
                                                                 --------------

NET ASSETS -- COMMON STOCK
  (84,817,505 common shares outstanding) ..................      $1,706,703,344
                                                                 ==============

NET ASSET VALUE PER COMMON SHARE
   ($1,706,703,344 / 84,817,505 shares outstanding) .......             $ 20.12
                                                                        =======


   NUMBER OF                          EXPIRATION DATE/               MARKET
   CONTRACTS   ISSUE                   EXERCISE PRICE                VALUE
   ---------   -----                  ----------------           --------------
               WRITTEN CALL OPTIONS -- SHORT POSITION -- 0.0%
      100      T Rowe Price .........    Jan. 05/65              $        2,500
      300      Verizon Communications    Jan. 05/40                      25,500
                                                                 --------------

TOTAL WRITTEN CALL OPTIONS -- SHORT POSITION
  (Proceeds $56,549) ......................................      $       28,000
                                                                 ==============

----------
               For Federal tax purposes:

               Aggregate cost .............................      $1,862,242,886
                                                                 ==============
               Gross unrealized appreciation ..............      $  159,389,709
               Gross unrealized depreciation ..............         (16,095,961)
                                                                 --------------
               Net unrealized appreciation (depreciation) .      $  143,293,748
                                                                 ==============

  -------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the Rule 144A securities are considered liquid and the market value amounted to $2,216,070 or 0.11% of total net assets.
(b)   Security in default.
(c) Collateralized by U.S. Treasury Bonds, 3.625% and 6.125%, due 04/15/28 and 11/15/27, market value $116,656,670.
(d) Collateralized by U.S. Treasury Bond, 7.625%, due 02/15/25, market value $76,662,707.
(e) At December 31, 2004, $3,200,000 principal amount was pledged as collateral for options.
 +    Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS:
   Investments, at value (cost $1,686,605,734) ...........    $1,830,508,084
   Repurchase agreements, at value
     (cost $175,000,000) .................................       175,000,000
   Cash ..................................................             1,401
   Deposit at broker .....................................            57,180
   Receivable for investments sold .......................         3,446,709
   Dividends and interest receivable .....................         2,689,812
   Other assets ..........................................            71,024
                                                              --------------
   TOTAL ASSETS ..........................................     2,011,774,210
                                                              --------------
LIABILITIES:
   Options written (premium received $56,549) ............            28,000
   Dividends payable .....................................            97,578
   Payable for investments purchased .....................         2,126,410
   Payable for investment advisory fees ..................         2,086,125
   Payable for offering expenses .........................           362,910
   Payable to custodian ..................................            32,180
   Other accrued expenses and liabilities ................           337,663
                                                              --------------
   TOTAL LIABILITIES .....................................         5,070,866
                                                              --------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (5.875%,
   $25 liquidation value, $0.001 par value,
     3,200,000 shares authorized with 3,200,000
     shares issued and outstanding) ......................        80,000,000
   Series B Cumulative Preferred Stock (Auction Rate,
     $25,000 liquidation value, $0.001 par value,
     4,000 shares authorized with 4,000 shares issued
     and outstanding) ....................................       100,000,000
   Series C Cumulative Preferred Stock (Auction Rate,
     $25,000 liquidation value, $0.001 par value,
     4,800 shares authorized with 4,800 shares issued
     and outstanding) ....................................       120,000,000
                                                              --------------
   TOTAL PREFERRED STOCK .................................       300,000,000
                                                              --------------
   NET ASSETS ATTRIBUTABLE TO COMMON
     STOCK SHAREHOLDERS ..................................    $1,706,703,344
                                                              ==============

NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS CONSIST OF:
   Shares of beneficial interest, at par value ...........    $       84,817
   Additional paid-in capital ............................     1,563,420,459
   Accumulated net realized loss on investments,
     options and foreign currency transactions ...........          (734,730)
   Net unrealized appreciation on investments,
     options and foreign currency translations ...........       143,932,798
                                                              --------------
   TOTAL NET ASSETS ......................................    $1,706,703,344
                                                              ==============

NET ASSET VALUE PER COMMON SHARE
   ($1,706,703,344 / 84,817,505 shares outstanding;
   unlimited number of shares authorized of
   $0.001 par value)                                                  $20.12
                                                                      ======


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $684,643) ............    $ 46,145,532
   Interest ................................................       7,256,870
                                                                ------------
   TOTAL INVESTMENT INCOME .................................      53,402,402
                                                                ------------
EXPENSES:
   Investment advisory fees ................................      16,947,519
   Shareholder communications expenses .....................         476,419
   Trustees' fees ..........................................         181,000
   Payroll .................................................         181,779
   Legal and audit fees ....................................          91,676
   Custodian fees ..........................................          66,916
   Shareholder services fees ...............................           7,854
   Miscellaneous expenses ..................................         290,228
                                                                ------------
   TOTAL EXPENSES ..........................................      18,243,391
                                                                ------------
   NET INVESTMENT INCOME ...................................      35,159,011
                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   OPTIONS AND FOREIGN CURRENCY:
   Net realized gain on investments and options ............      19,855,956
   Net realized gain on foreign currency
     transactions ..........................................          50,265
                                                                ------------
   Net realized gain on investments, options and
     foreign currency transactions .........................      19,906,221
   Net change in net unrealized appreciation/
     depreciation on investments, options and
     foreign currency translations .........................     128,766,916
                                                                ------------
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS, OPTIONS AND FOREIGN CURRENCY .............     148,673,137
                                                                ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................     183,832,148
   Total Distributions to Preferred
     Stock Shareholders ....................................      (2,058,689)
                                                                ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
     COMMON STOCK SHAREHOLDERS RESULTING
     FROM OPERATIONS .......................................    $181,773,459
                                                                ============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED               PERIOD ENDED
                                                                                    DECEMBER 31, 2004       DECEMBER 31, 2003(a)
                                                                                    -----------------       --------------------
OPERATIONS:
  Net investment income (loss) ...................................................   $   35,159,011          $      (49,373)
  Net realized gain on investments, options and foreign currency transactions ....       19,906,221                  16,702
  Net change in unrealized appreciation on investments, options and foreign
    currency translations ........................................................      128,766,916              15,165,882
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      183,832,148              15,133,211
                                                                                     --------------          --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..........................................................       (1,276,372)                     --
  Net realized short-term gain on investments, options
     and foreign currency transactions ...........................................         (342,333)                     --
  Net realized long-term gains on investments, options
     and foreign currency transactions ...........................................         (439,984)                     --
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ............................       (2,058,689)                     --
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ....................................................      181,773,459                      --
                                                                                     --------------          --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..........................................................      (33,326,081)                     --
  Net realized short-term gain on investments, options
     and foreign currency transactions ...........................................       (8,938,304)                     --
  Net realized long-term gains on investments, options
     and foreign currency transactions ...........................................      (11,487,977)                     --
  Return of capital ..............................................................      (48,189,583)                     --
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...............................     (101,941,945)                     --
                                                                                     --------------          --------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued in offering ...............      185,270,000           1,439,300,001
  Net decrease from repurchase of common stock ...................................       (4,246,068)                     --
  Offering costs for common shares charged to paid-in capital ....................         (482,528)             (2,920,000)
  Offering costs for preferred shares charged to paid-in capital .................       (5,320,000)                     --
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .......................      175,221,404           1,436,380,001
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS .....................................................      255,052,918           1,451,513,212

NET ASSETS:
  Beginning of period ............................................................    1,451,650,426                 137,214
                                                                                     --------------          --------------
  End of period ..................................................................   $1,706,703,344          $1,451,650,426
                                                                                     ==============          ==============

----------
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Dividend & Income Trust (the "Trust" or the "Fund") is a closed-end, non-diversified management investment company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust sold 7,184 shares to Gabelli Funds, LLC (the "Adviser") for $137,214 on November 18, 2003. Investment operations commenced on November 28, 2003. See Note 5 for share transactions.

     The Trust's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

     OPTIONS. The Trust may purchase or write call or put options on securities or indices. As a writer of put options, the Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Trust would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Trust would realize a gain, to the extent of the premium, if the price of the financial instrument increases or stays the same between those dates.

     As a purchaser of put options, the Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the price of the underlying security declines, the Trust would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Trust may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     The option activity for the Trust for the year ended December 31, 2004 was as follows:

                                                                 NUMBER OF
                                                                 CONTRACTS         PREMIUMS
                                                                 ----------        ---------
            Call options written during the period ...........     3,105           $ 283,648
            Call options exercised during the period .........    (1,505)                 --
            Call options closed during the period ............    (1,200)           (227,099)
                                                                  ------           ---------
            Call options outstanding at December 31, 2004 ....       400           $  56,549
                                                                  ======           =========

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  translations.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined by U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterizations of distributions made by the Trust.

     For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $556,558 and to decrease accumulated net realized loss on investments, options and foreign currency transactions by $556,558.

     The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 2004
                                                                   ------------------------------
                                                                      COMMON           PREFERRED
                                                                   ------------        ----------
            DISTRIBUTIONS PAID FROM:
            Ordinary income
              (Inclusive of short term capital gain) ...........   $ 42,201,712        $1,616,305
            Net long term capital gain .........................     11,550,650           442,384
            Non-taxable return of capital ......................     48,189,583                --
                                                                   ------------        ----------
            Total distribution paid ............................   $101,941,945        $2,058,689
                                                                   ============        ==========

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     Dividends and interest from non-U.S. sources received by the Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

     As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

            Net unrealized appreciation on investments ........    $143,293,748
            Net unrealized appreciation on foreign
               currency transactions ..........................           1,898
            Other .............................................         (97,578)
                                                                   ------------
            Total accumulated gain ............................    $143,198,068
                                                                   ============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets including the liquidation value of the Cumulative Preferred Stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the liquidation value of the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock.

     The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2004, the Fund's total return on the net asset value of the common shares exceeded the stated dividend rate of all outstanding preferred stock. Thus, management fees were accrued on these assets.

     During the year ended December 31, 2004, Gabelli & Company, Inc. ("Gabelli &Company"), an affiliate of the Adviser, received $1,993,089 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

     The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the year ended December 31, 2004, the Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

     The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $8,581 for the period of October 1, 2004 through December 31, 2004 which is included in payroll expense in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from sales of securities for the year ended December 31, 2004, other than short-term securities, aggregated $1,288,414,031 and $371,762,819, respectively.

5. CAPITAL. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. The Board of Trustees of the Trust has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2004, the Trust repurchased 245,700 shares of beneficial interest in the open market at a cost of $4,246,068 and an average discount of approximately 8.94% from its net asset value. All shares of beneficial interest repurchased have been retired.

     Transactions in shares of beneficial interest were as follows:

                                                                  YEAR ENDED                         YEAR ENDED
                                                               DECEMBER 31, 2004               DECEMBER 31, 2003 (a)
                                                          --------------------------       ---------------------------
                                                           Shares          Amount            Shares         Amount
                                                          ---------     ------------       ----------   --------------
            Initial seed capital, November 18, 2003 ...          --               --            7,184   $      137,214
            Shares issued in offering .................   9,700,000     $184,787,472       75,356,021    1,436,380,001
            Shares repurchased ........................    (245,700)      (4,246,068)              --               --
                                                          ---------     ------------       ----------   --------------
            Net increase ..............................   9,454,300     $180,541,404       75,363,205   $1,436,517,215
                                                          =========     ============       ==========   ==============

----------
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     On October 12, 2004, the Trust received net proceeds of $77,255,000 (after underwriting discounts of $2,520,000 and estimated offering expenses of $225,000) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Shares. Commencing October 12, 2009 and thereafter, the Trust, at its option, may redeem the 5.875% Series A Cumulative Preferred Shares in whole or in part at the liquidation value price. During the year ended December 31, 2004, the Trust did not repurchase any shares of Series A Cumulative Preferred Shares. At December 31, 2004, 3,200,000 shares of the 5.875% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $65,278.

     On October 12, 2004, the Trust received net proceeds of $217,425,000 (after underwriting discounts of $2,200,000 and estimated offering expenses of $375,000) from the public offering of 4,000 shares of Series B and 4,800 shares of Series C Auction Market Preferred Shares, respectively. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The Rates of Series B Auction Market Preferred Shares ranged from 1.80% to 2.80% from October 12, 2004 through December 31, 2004. The Rates of Series C Auction Market Preferred Shares ranged from 1.84% to 2.69% from October 12, 2004 through December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series B and C Auction Market Preferred Shares shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series B and C Auction Market Preferred Shares in whole or in part at the liquidation value price at any time. During the year ended December 31, 2004, the Trust did not repurchase any shares of Series B and C Auction Market Preferred Shares. At December 31, 2004, 4,000 and 4,800 shares of the Series B and C Auction Rate Cumulative Preferred Shares were outstanding with an annualized dividend rate of 2.80 and 2.69 percent and accrued dividends amounted to $23,333 and $8,967, respectively.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to:
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Trust's Articles of Incorporation, as amended, authorize the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Trust is required to meet certain asset coverage tests as required by the 1940 Act and by each series of Cumulative Preferred Stocks' Statement of Preferences with respect to the Cumulative Preferred Stock. If the Trust fails to meet these requirements and does not correct such failure, the Trust may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Rate and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25,000, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Trust's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State ofNew York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. TheTrust does not believe that these matters will have a material adverse effect on the Trust's financial position or the results of its operations.

7. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                       THE GABELLI DIVIDEND & INCOME TRUST
                              FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A DIVIDEND & INCOME TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                         YEAR ENDED            PERIOD ENDED
                                                                                      DECEMBER 31, 2004    DECEMBER 31, 2003 (a)
                                                                                      -----------------    ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...........................................        $    19.26           $    19.06(b)
                                                                                           ----------           ----------
   Net investment income (loss) ...................................................              0.40                   --
   Net realized and unrealized gain on investments ................................              1.80                 0.20
                                                                                           ----------           ----------
   Total from investment operations ...............................................              2.20                 0.20
                                                                                           ----------           ----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..........................................................             (0.01)                  --
   Net realized gain on investments ...............................................             (0.01)                  --
                                                                                           ----------           ----------
   Total distributions to preferred stock shareholders ............................             (0.02)                  --
                                                                                           ----------           ----------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
     SHAREHOLDERS RESULTING FROM OPERATIONS .......................................              2.18                   --
                                                                                           ----------           ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..........................................................             (0.39)                  --
   Net realized gain on investments ...............................................             (0.24)                  --
   Return of capital ..............................................................             (0.57)                  --
                                                                                           ----------           ----------
   Total distributions to common stock shareholders ...............................             (1.20)                  --
                                                                                           ----------           ----------
CAPITAL SHARE TRANSACTIONS:
   Decrease in net asset value from common stock share transactions ...............             (0.05)                  --
   Offering costs for common shares charged to paid-in capital ....................             (0.01)                  --
   Offering costs for preferred shares charged to paid-in capital .................             (0.06)                  --
                                                                                           ----------           ----------
   Total from capital share transactions ..........................................             (0.12)                  --
                                                                                           ----------           ----------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS, END OF PERIOD .......        $    20.12           $    19.26
                                                                                           ==========           ==========
   Net asset value total return * .................................................             11.56%                 1.0%
                                                                                           ==========           ==========
   Market value, end of period ....................................................        $    17.95           $    20.00
                                                                                           ==========           ==========
   Total investment return ** .....................................................             (4.15)%                0.0%
                                                                                           ==========           ==========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares, end of period
     (in 000's) ...................................................................        $2,006,703                   --
   Net assets attributable to common shares, end of period (in 000's) .............        $1,706,703           $1,451,650
   Ratio of net investment income to average net assets attributable to common
     shares .......................................................................              2.17%               (0.04)%(c)
   Ratio of operating expenses to average net assets attributable to common
     shares .......................................................................              1.12%                1.38%(c)
   Ratio of operating expenses to average total net assets including liquidation
     value of preferred shares ....................................................              1.07%                  --
   Portfolio turnover rate ........................................................              33.3%                 0.4%

   5.875% CUMULATIVE PREFERRED STOCK SERIES A
   Liquidation value, end of period (in 000's) ....................................        $   80,000                   --
   Total shares outstanding (in 000's) ............................................             3,200                   --
   Liquidation preference per share ...............................................        $    25.00                   --
   Average market value (d) .......................................................        $    24.68                   --
   Asset coverage per share .......................................................        $   167.23                   --
   AUCTION RATE SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....................................        $  100,000                   --
   Total shares outstanding (in 000's)                                                              4                   --
   Liquidation preference per share ...............................................        $   25,000                   --
   Average market value (d) .......................................................        $   25,000                   --
   Asset coverage per share .......................................................        $  167,225                   --
   AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....................................        $  120,000                   --
   Total shares outstanding (in 000's)                                                              5                   --
   Liquidation preference per share ...............................................        $   25,000                   --
   Average market value (d) .......................................................        $   25,000                   --
   Asset coverage per share .......................................................        $  167,225                   --
   ASSET COVERAGE (e)                                                                             669%                  --

----------
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.
(b) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.
(c) Annualized.
(d) Based on weekly prices.
(e) Asset coverage is calculated by combining all series of preferred stock.
* Based on net asset value per share at commencement of operations of $19.06 per share. Total return for the period of less than one year is not annualized.
** Based on market value per share at initial public offering of $20.00 per share. Total return for the period of less than one year is not annualized.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (the "Trust") at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 28, 2003 (commencement of investment operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

                       THE GABELLI DIVIDEND & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The names and business addresses of the Trustees and principal officers of this Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by a "+".

                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                  TIME        OVERSEEN BY            PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE              DURING PAST FIVE YEARS               HELD BY TRUSTEE 4
-----------------          ----------    --------------           -----------------------            -------------------
INTERESTED TRUSTEES 3:
----------------------
MARIO J. GABELLI+          Since 2003***       24      Chairman of the Board and Chief             Director of Morgan Group
Trustee                                                Executive Officer of Gabelli Asset          Holdings, Inc. (holding
Chief Investment Officer                               Management Inc. and Chief Investment        company)
Age: 62                                                Officer of Gabelli Funds, LLC and GAMCO
                                                       Investors, Inc.; Vice Chairman and Chief
                                                       Executive Officer of Lynch Interactive
                                                       Corporation (multimedia and services)

KARL OTTO POHL+            Since 2003**        34      Member of the Shareholder Committee of      Director of Gabelli Asset
Trustee                                                Sal Oppenheim Jr. & Cie, (private           Management Inc. (investment
Age: 75                                                investment bank); Former President of       management); Chairman,
                                                       the Deutsche Bundesbank and Chairman of     Incentive Capital and
                                                       its Central Bank Council (1980-1991)        Incentive Asset Management
                                                                                                   (Zurich); Director at
                                                                                                   Sal Oppenheim Jr. &
                                                                                                   Cie, Zurich

EDWARD T. TOKAR+           Since 2003**         1      Senior Manager of Beacon Trust Company      Trustee, LEVCO Series Trust;
Trustee                                                since 2004; Chief Executive Officer of      Director of DB Hedge
Age: 57                                                Allied Capital Management LLC,              Strategies Fund LLC;
                                                       1997-2004; Vice President of Honeywell      Director, The Topiary
                                                       International Inc., 1997-2004               Benefit Plan Investor
                                                                                                   Fund LLC

NON-INTERESTED TRUSTEES:
------------------------
ANTHONY J. COLAVITA        Since 2003*         36      President and Attorney at law in the                       --
Trustee                                                law firm of Anthony J. Colavita, P.C.
Age: 69

JAMES P. CONN              Since 2003**        13      Former Managing Director and Chief          Director of LaQuinta Corp.
Trustee                                                Investment Officer of Financial Security    (hotels) and First Republic
Age: 66                                                Assurance Holdings Ltd. (1992-1998)         Bank

MARIO D'URSO               Since 2003***        2      Chairman of Mittel Capital Markets S.p.A.,  Director of SJPC, London
Trustee                                                since 2001; Senator in the Italian          (financial services)
Age: 64                                                Parliament, (1996-2001)

FRANK J. FAHRENKOPF, JR.   Since 2003*          4      President and Chief Executive Officer of    Director of First Republic
Trustee                                                the American Gaming Association since       Bank
Age: 65                                                June 1995; Partner in the law firm of
                                                       Hogan & Hartson; Co-Chairman of the
                                                       Commission on Presidential Debates;
                                                       Former Chairman of the Republican
                                                       National Committee

MICHAEL J. MELARKEY        Since 2003***        2      Attorney at law in the law firm of                         --
Trustee                                                Avansino, Melarkey, Knobel & Mulligan
Age: 55

SALVATORE M. SALIBELLO     Since 2003**         2      Certified Public Accountant and Managing                   --
Trustee                                                Partner of the accounting firm Salibello
Age: 59                                                & Broder, since 1978

                       THE GABELLI DIVIDEND & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                  TIME        OVERSEEN BY          PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE            DURING PAST FIVE YEARS                HELD BY TRUSTEE
-----------------          ----------    --------------         -----------------------             -------------------
NON-INTERESTED TRUSTEES (CONTINUED):
----------------------
ANTHONIE C. VAN EKRIS      Since 2003*       20        Managing Director of BALMAC              Director of Aurado Energy Inc.
Trustee                                                International, Inc. (consulting)         (oil and gas operations)
Age: 70

SALVATORE J. ZIZZA         Since 2003*       24        Chairman, Hallmark Electrical Supplies   Director of Hollis Eden
Trustee                                                Corp.                                    Pharmaceuticals and Earl
Age: 59                                                                                         Scheib, Inc. (automotive
                                                                                                services)

OFFICERS:
---------
BRUCE N. ALPERT            Since 2003        --        Executive Vice President and Chief                      --
President                                              Operating Officer of Gabelli Funds, LLC
Age: 53                                                since 1988 and an officer of all mutual
                                                       funds advised by Gabelli Funds, LLC and
                                                       its affiliates; Director and President
                                                       of Gabelli Advisers, Inc.

CARTER W. AUSTIN           Since 2003        --        Vice President of the Gabelli Equity                    --
Vice President                                         Trust since 2000. Vice President of
Age: 38                                                Gabelli Funds, LLC since 1996

JAMES E. MCKEE             Since 2003        --        Vice President, General Counsel and                     --
Secretary                                              Secretary of Gabelli Asset Management
Age: 41                                                Inc. (since 1999) and of GAMCO
                                                       Investors, Inc. (since 1993); Secretary
                                                       of all the registered investment
                                                       companies in the Gabelli fund complex

RICHARD C. SELL, JR.       Since 2003        --        Vice President, Controller of Gabelli &                 --
Treasurer                                              Company, Inc. since 1998
Age: 55

PETER D. GOLDSTEIN         Since 2004        --        Director of Regulatory Affairs at                       --
Chief Compliance Officer                               Gabelli Asset Management Inc. since
Age: 51                                                February 2004; Vice President of Goldman
                                                       Sachs Asset Management from November
                                                       2000 through January 2004; Deputy
                                                       General Counsel at Gabelli Asset
                                                       Management Inc. from February 1998
                                                       through November 2000

------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
  ** - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 *** - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
  Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested  person" of the Trust,  as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Trust as a result of his employment as an officer of the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is an "interested person" as a result of his role as a director of the parent company of the Investment Adviser. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Investment Adviser.
4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. publiccompanies) or other investment companies registered under the 1940 Act.


CERTIFICATIONS

      The Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 7, 2004, he was not aware of any violation by the Trust of applicable NYSE corporate governance listing standards. The Trust reports to the SEC on Form N-CSR and N-CSR's contain certifications by the Trust's principal executive officer and principal financial officer that relate to the Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004

CASH DIVIDENDS AND DISTRIBUTIONS

                                         TOTAL AMOUNT       ORDINARY     LONG-TERM                     DIVIDEND
          PAYABLE            RECORD          PAID          INVESTMENT     CAPITAL      RETURN OF     REINVESTMENT
           DATE               DATE       PER SHARE (a)     INCOME (a)    GAINS (a)    CAPITAL (c)        PRICE
          -------           --------     -------------    -----------    ---------    -----------    ------------
COMMON STOCK
         03/25/04           03/17/04        $0.3000          $0.1251      $0.0347       $0.1402        $19.1000
         06/24/04           06/16/04         0.3000           0.1251       0.0347        0.1402         18.7000
         09/24/04           09/16/04         0.3000           0.1251       0.0347        0.1402         18.9900
         10/25/04           10/15/04         0.1000           0.0417       0.0116        0.0467         18.9300
         11/23/04           11/15/04         0.1000           0.0417       0.0116        0.0467         19.5100
         12/27/04           12/16/04         0.1000           0.0417       0.0116        0.0467         19.8500
                                            -------          -------      -------       -------
    Total Common Stock                      $1.2000          $0.5004      $0.1389       $0.5607

5.875% PREFERRED SHARES
         12/27/04           12/17/04        $0.3060          $0.2395      $0.0665

AUCTION RATE PREFERRED SHARES

    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2004 distributions derived from long-term capital gains for the Auction Rate Preferred Shares was 21.73%.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2004 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.56079 per share return of capital in 2004 on common shares.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. TREASURY SECURITIES INCOME

    The Fund paid to common shareholders an ordinary income dividend of $0.5004 per share in 2004. The Fund paid to 5.875% preferred shareholders an ordinary income dividend totalling $0.2395 per share in 2004. For the year ended December 31, 2004, 86.10% of the ordinary dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualifying dividend income. The percentage of ordinary income dividends paid by the Fund during 2004 derived from U.S. Treasury Securities was 12.85%. The percentage of U.S.Treasury Securities held as ofDecember 31, 2004 was 19.37%. However, it should be noted that the Dividend andIncome Trust did not hold more than 45.94% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2004.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                SHORT-TERM   LONG-TERM                                      ADJUSTMENT
                                   INVESTMENT     CAPITAL     CAPITAL    RETURN OF          TOTAL               TO
                                   INCOME (b)    GAINS (b)     GAINS     CAPITAL (c)   DISTRIBUTIONS (a)   COST BASIS (d)
                                   ----------    ---------   ---------   -----------   -----------------   --------------
COMMON STOCK
2004 ...........................     $0.40005     $0.10023    $0.13893    $0.56079          $1.20000          $0.56079

5.875% PREFERRED STOCK
2004 ...........................     $0.19150     $0.04798    $0.06651          --          $0.30599                --

AUCTION RATE PREFERRED SHARES
2004 Class B Shares ............    $68.71140    $17.21520   $23.86340          --        $109.80000                --
2004 Class C Shares ............     70.77030     17.73100    24.57840          --         113.10000                --

----------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Dividend & Income Trust ("Dividend & Income Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Dividend & Income Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Dividend &
Income Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Dividend & Income Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                       The Gabelli Dividend & Income Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Dividend & Income Trust's Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued Common Shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Dividend & Income Trust's Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Dividend & Income Trust valued at market price. If the Dividend & Income Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Shares in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Dividend & Income Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Shares exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Dividend & Income Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Dividend & Income Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Dividend & Income Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following investment period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Dividend & Income Trust.

--------------------------------------------------------------------------------
The Annual Meeting of The Dividend & Income Trust's stockholders will be held at 12:00 P.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN AND CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA

Frank J. Fahrenkopf, Jr.
   PRESIDENT AND CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER

Edward T. Tokar
   SENIOR MANAGING DIRECTOR, BEACON TRUST COMPANY

Anthonie C. van Ekris
   MANAGING DIRECTOR, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

Carter W. Austin
   VICE PRESIDENT

James E. McKee
   SECRETARY

Richard C. Sell, Jr.
   TREASURER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER


INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422


CUSTODIAN
State Street Bank and Trust Company


COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP


TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company


STOCK EXCHANGE LISTING


                                                 5.875%
                                Common         Preferred
                              ----------       ---------
NYSE-Symbol:                      GDV           GDV PrA
Shares Outstanding:           84,817,505       3,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Dividend & Income Trust may, from time to time, purchase its common shares in the open market when the Dividend & Income Trust shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Dividend & Income Trust may also, from time to time, purchase its Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST

                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFDV-AR-12/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $95,022 in 2004 and $65,784 in 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,800 in 2004 and $0 in 2003.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 and $2,450 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore
J. Zizza



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
 ------------------------------------------------------------------------------









         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:
     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES









                    ----------------------------------------

                    ----------------------------------------

                             PROXY VOTING GUIDELINES

                    ----------------------------------------

                    ----------------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical  responsiveness  to shareholders
           This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.



In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

---------------------------------------------------------------------------------------------------------------------------------
                                                           (C) TOTAL NUMBER OF SHARES (OR     (D) MAXIMUM NUMBER (OR APPROXIMATE
             (A) TOTAL NUMBER          (B) AVERAGE          UNITS) PURCHASED AS PART OF    DOLLAR VALUE) OF SHARES (OR UNITS) THAT
               OF SHARES (OR          PRICE PAID PER        PUBLICLY ANNOUNCED PLANS OR          MAY YET BE PURCHASED UNDER
 PERIOD      UNITS) PURCHASED         SHARE (OR UNIT)                PROGRAMS                       THE PLANS OR PROGRAMS
---------------------------------------------------------------------------------------------------------------------------------
Month #1     Common - 138,700          Common - $17.2605          Common - 138,700           Common - 85,000,205 - 138,700
07/01/04                                                                                     = 84,861,505
through                                Preferred - N/A            Preferred - N/A
07/31/04     Preferred - N/A                                                                 Preferred - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #2     Common - 19,000           Common - $16.6253          Common - 19,000            Common - 84,861,505 - 19,000 =
08/01/04                                                                                     84,842,505
through      Preferred - N/A           Preferred - N/A            Preferred - N/A
08/31/04                                                                                     Preferred - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 84,842,505
09/01/04
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
09/30/04
---------------------------------------------------------------------------------------------------------------------------------
Month #4     Common - N/A              Common - N/A               Common - N/A               Common -  84,842,505
10/01/04
through      Preferred Series A- N/A   Preferred Series A- N/A    Preferred Series A- N/A    Preferred Series A- N/A
10/31/04
---------------------------------------------------------------------------------------------------------------------------------
Month #5     Common - 5,000            Common - $17.78            Common - 5,000             Common - 84,842,505 - 5,000 =
11/01/04                                                                                     84,837,505
through      Preferred Series A- N/A   Preferred Series A- N/A    Preferred Series A- N/A
11/30/04                                                                                     Preferred Series A- N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #6     Common - 20,000           Common - $17.71            Common - 20,000            Common - 84,837,505 - 20,000 =
12/01/04                                                                                     84,817,505
through      Preferred Series A- N/A   Preferred Series A- N/A    Preferred Series A- N/A
12/31/04                                                                                     Preferred Series A- 3,200,000
---------------------------------------------------------------------------------------------------------------------------------
Total        Common - 182,700          Common - $17.2605          Common - 182,700           N/A

             Preferred Series A- N/A   Preferred Series A- N/A    Preferred Series A- N/A
---------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

    Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired  during the period covered by the table
- The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on March 10, 2004 (Accession No. 0000935069-04-000468).

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Dividend & Income Trust
            -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
         -----------------------------------------------------------------------


By (Signature and Title)*  /s/ Richard C. Sell
                         -------------------------------------------------------
                           Richard C. Sell, Jr., Principal Financial
                           Officer and Treasurer


Date     March 9, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.